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                                                                   EXHIBIT 10.1


                                   AGREEMENT

         This AGREEMENT is made and entered into as of July 31, 2003, by and among MARKET CENTRAL, INC., a Delaware corporation ("Buyer"); ODYSSEY CAPITAL, LLC; EDWARD C. GAIENNIE; PAUL ODOM; J. DAVID CABELLO; STUART SCHUBE; THE MENIKOFF FAMILY PARTNERSHIP; JOHN J. BARRY III; R. DOUGLAS PARKER; EDDY J. ROGERS, JR.; EDDY J. ROGERS, JR., as agent for Andrews & Kurth L.L.P.; THE GUNTHER 1993 FAMILY TRUST; WALLACE TECHNOLOGIES, LTD.; SUBRAMANIAN AKILESWAR; ROBIE CHILDERS; and DENNIS KOTLAR (collectively, the "Senior Debt Holders"); and COE F. MILES, J.D., Ph. D., ("Miles" and collectively with Odyssey Capital, LLC and Eddy J. Rogers, Jr., as agent for Andrews & Kurth, L.L.P., the "Professional Services Creditors"). The Senior Debt Holders and the Professional Services Creditors are sometimes hereinafter referred to collectively as the "Discharging Creditors." Subramanian Akileswar, Robie Childers and Dennis Kotlar are sometimes hereinafter referred to collectively as the "Cash Recipients."

                                  WITNESSETH:

                  WHEREAS, the Senior Debt Holders are the holders of those certain 12% Promissory Notes (the "Bridge Notes") issued by Pliant Technologies, Inc., a Delaware corporation ("Seller") and secured pursuant to that certain Security Agreement, dated as of March 13, 2003, between Seller and
R. Douglas Parker (successor to David Cabello), as Collateral Agent, as amended (the "Security Agreement"); and

                  WHEREAS, the Professional Services Creditors have provided professional services to Seller in connection with the transactions contemplated by the Purchase Agreement, and, as a result, Seller owes to each of them the respective amount set forth opposite such Professional Services Creditor's name on Exhibit A attached hereto and by this reference incorporated herein (such amounts owed, collectively, the "Professional Services Obligations"); and

                  WHEREAS, pursuant to that certain Asset Purchase Agreement, of even date herewith, by and between Buyer and Seller (the "Purchase Agreement"), Buyer shall, at the Closing (as defined in the Purchase Agreement), assume Seller's obligation to discharge (a) the indebtedness owed to the Senior Debt Holders pursuant to the Bridge Notes (the "Bridge Note Indebtedness"), and (b) the Professional Services Obligations; and

                  WHEREAS, Buyer, the Senior Debt Holders and the Professional Services Creditors wish to provide for the discharge of the Bridge Note Indebtedness and the Professional Services Obligations, and the release of any and all security interests held by or on behalf of the Senior Debt Holders or the Professional Services Creditors with respect to the Purchased Assets (as defined in the Purchase Agreement);

                  NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


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                                   ARTICLE I

  Discharge of Bridge Note Indebtedness and Professional Services Obligations

         1.1 Cancellation of Bridge Note Indebtedness; Release of Security Interests. At the Closing, each Discharging Creditor that is not a Cash Recipient (collectively, the "Securities Recipients") shall (a) accept the Discharge Consideration payable to such party pursuant to Section 1.2 below in full satisfaction and settlement of the Bridge Note Indebtedness and/or the Professional Services Obligations owed to such party; (b) execute and deliver to Buyer a cancellation of indebtedness evidencing the repayment in full of the Professional Services Obligation owed to such Discharging Creditor and/or the Bridge Note Indebtedness represented by the Bridge Note(s) held by such Discharging Creditor, as the case may be, in form and substance reasonably satisfactory to Buyer; (c) execute and deliver to Buyer a written release of any and all security interests held by or on behalf of such Discharging Creditor in any of the Purchased Assets (collectively, the "Security Interests"); (d) execute and deliver to Buyer to such further instruments as Buyer may reasonably request to terminate or cancel any financing statement or other document previously filed by or on behalf of the Discharging Creditors (or any of them) to perfect such Security Interests. Each Cash Recipient shall take the actions described in (a)-(d) above at the Cash Payment Closing (as defined below).

         1.2 Discharge Consideration. The aggregate consideration to be paid by Buyer for the cancellation of the Bridge Note Indebtedness and the Professional Services Obligations shall include the following (collectively, the "Discharge Consideration"):

                  (a) 228,351 shares (the "Consideration Shares") of the Common Stock, par value $.001 per share, of Buyer ("Buyer Common Stock"), which shall be issued to the Discharging Creditors pursuant to Section 1.3 below, in accordance with the allocation set forth on Schedule 1.2, as a payment against the Professional Services Obligations and/or as a repayment of the Bridge Note Indebtedness, as the case may be;

                  (b) Warrants to acquire an aggregate of 182,681 shares of Buyer Common Stock, at an exercise price of $2.00 per share (the "Consideration Warrants"), which shall be issued to the Discharging Creditors at the Closing, in accordance with the allocation set forth on Schedule 1.2, as a payment against the Professional Services Obligations and/or as a repayment of the Bridge Note Indebtedness, as the case may be. The Consideration Warrants shall be issued in the form of Exhibit 1.2(b) attached hereto; and

                  (c) An amount in cash equal to the amount required to pay the outstanding principal amount of the Bridge Notes held by the Cash Recipients, and all accrued but unpaid interest thereon as of the Cash Payment Closing, which shall be paid by Buyer to the Cash Recipients at the Cash Payment Closing, according to the face amounts of the Bridge Notes held by each of them respectively. The Buyer shall set a date, time and place for the "Cash Payment Closing," which date shall be on or before the ninetieth (90th) day following the Closing, and shall give notice of such date, time and place no later than three (3) days prior to the Cash Payment Closing.

         1.3 Issuance of Consideration Shares. At the Closing, Buyer shall issue to its transfer agent an irrevocable instruction (the "Transfer Agent Instruction") to issue the Consideration Shares to the Securities Recipients according to the distribution set forth on Schedule 1.2. All certificates


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issued in the names of the Securities Recipients representing any of the
Consideration Shares shall bear the following restrictive legend:

                  "THE SECURITIES EVIDENCED HEREBY WERE ISSUED AND SOLD WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON CERTAIN EXEMPTIVE PROVISIONS OF SAID ACTS. SAID SECURITIES CANNOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS MADE: (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION; AND (2) IN A TRANSACTION WHICH IS EXEMPT UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS, OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH LAWS."

         1.4 Escrow of Discharge Consideration. At the Closing, Andrews & Kurth, L.L.P., Buyer and each of the Securities Recipients shall enter into an Escrow Agreement in form of Exhibit 1.4 (the "Escrow Agreement") and all of the Discharge Consideration to be issued to the Securities Recipients pursuant to
Section 1.2 above (collectively, the "Escrowed Securities") shall be deposited with Andrews & Kurth, L.L.P., as Escrow Agent under the Escrow Agreement, as security for the indemnification obligations of the Securities Recipients pursuant to this Agreement. Accordingly, the Transfer Agent Instruction shall provide (i) that the Consideration Shares be represented by a separate certificate issued in the name of the Securities Recipient to whom such stock is issuable pursuant to Section 1.2 above, (ii) that each such certificate bear the following legend (in addition to the legend set forth in Section 1.3 above): "THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RIGHTS OF OFFSET IN FAVOR OF THE ISSUER AND MAY NOT BE TRANSFERRED EXCEPT WITH THE CONSENT OF THE ISSUER", and (iii) that each such certificate be deposited with Andrews & Kurth, L.L.P. to be held pursuant to that certain Escrow Agreement of even date herewith by and among Andrews & Kurth, L.L.P., Buyer and the Securities Recipients (the "Escrow Agreement"). At the Closing, the Securities Recipients shall each deliver to Andrews & Kurth, L.L.P., as Escrow Agent, proper instruments of transfer relating to the Consideration Shares issued in such Securities Recipient's name, duly executed in blank to be held by Andrews & Kurth, L.L.P. pursuant to the terms of the Escrow Agreement. In the event any Securities Recipient defaults on such Securities Recipient's indemnification obligations pursuant to this Agreement, Buyer shall be entitled to cancel a number of such Securities Recipient's Escrowed Securities having an Indemnity Value (as defined in Section 6.6 below) equal to the amount in default or any portion thereof; provided that such cancellation shall not affect Buyer's right to recover any remaining amount from such Securities Recipient pursuant to
Article VI of this Agreement. In such event, Buyer shall be entitled to receive the certificates representing such Escrowed Securities and any related instruments of transfer from the escrow under the Escrow Agreement, for the purpose of effecting such cancellation. Any Escrowed Securities remaining in escrow under the Escrow Agreement on the first (1st) anniversary of the Closing Date (the "Escrow Release Date"), shall be released on the Escrow Release Date, unless a Notice of Claim (as defined in Article VI below) shall have been delivered by Buyer prior to such date and the claims set forth in such Notice of Claim shall not have been finally resolved prior to such date, in which case such remaining Escrowed Securities shall be released promptly following the final resolution of all such


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claims. Upon the proper release from the escrow to the Securities Recipients of any certificates representing the Consideration Shares, Buyer shall cause the legend described in clause (ii) above to be removed from each of the certificates representing the Consideration Shares.

                                  ARTICLE II

          Representations and Warranties of the Discharging Creditors

         As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that Buyer shall rely thereon, each Discharging Creditor hereby represents and warrants to Buyer the following (as of the date hereof, as of the Closing and, if applicable, as of the Cash Payment Closing):

         2.1 Authority; Binding Effect. Such Discharging Creditor has full power, authority and legal capacity to execute and deliver this Agreement and the other agreements, certificates and instruments required to be executed and delivered by such Discharging Creditor hereunder (collectively, the "Discharging Creditor Documents") and to carry out the transactions contemplated hereby and thereby. This Agreement and each of the Discharging Creditor Documents are valid and binding agreements of such Discharging Creditor enforceable against such Discharging Creditor in accordance with their respective terms.

         2.2 Approvals; Non-Contravention. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority, nor any consent, authorization or approval of any other third party is necessary in order to enable such Discharging Creditor to enter into and perform his, her or its respective obligations under this Agreement or any of the Discharging Creditor Documents. Neither the execution and delivery of this Agreement or any of the Discharging Creditor Documents nor the consummation of the transactions contemplated hereby or thereby will:

                  (a) conflict with, require any consent under, result in the violation of or constitute a breach of any provision of the certificate of incorporation or the bylaws of Seller or the charter documents, bylaws, partnership agreement, operating agreement or any similar governing document of such Discharging Creditor;

                  (b) conflict with, require any consent under, result in the violation of, constitute a breach of or accelerate the performance required on the part of Seller or such Discharging Creditor by the terms of, any contract or evidence of indebtedness to which Seller or such Discharging Creditor is a party, including, without limitation, any contract, mortgage or deed of trust creating a Lien (as defined in the Purchase Agreement) to which any of the Purchased Assets is subject, or permit the termination of any such contract by another person, in each case, with or without notice or lapse of time or both;

                  (c) result in the creation or imposition of any Lien upon, or restriction on the use of, any of the Purchased Assets under any contract to which Seller or such Discharging Creditor is bound;

                  (d) accelerate, or constitute an event entitling, or which would, on notice or lapse of time or both, entitle the holder of any indebtedness of Seller or such Discharging Creditor to accelerate the maturity of any such indebtedness;


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
                  (e) conflict with or result in the breach or violation of any writ, judgment, order, injunction, decree or award of any court or governmental body or agency or arbitration tribunal that is binding on Seller or such Discharging Creditor; or

                  (f) constitute a violation by Seller or such Discharging Creditor of any applicable statute, law, regulation or court order.

         2.3 Alienation. Such Discharging Creditor, has not sold, transferred, conveyed, pledge, hypothecated or granted a security interest in the Bridge Note Indebtedness or the Professional Services Obligation, as the case may be, owed to such Discharging Creditor, or any interest therein.

         2.4 Collateral Agent. Such Discharging Creditor, if a Senior Debt Holder, represents and warrants that R. Douglas Parker is the Collateral Agent under the Security Agreement, and any instrument executed by him in such capacity in relation to the Security Agreement is and will be binding on each of the Senior Debt Holders as if executed by each of them personally.

         2.5 Purchase for Investment. Such Discharging Creditor (if a Securities Recipient) is acquiring the Consideration Shares and Consideration Warrants issuable to such Discharging Creditor hereunder (the "Applicable Securities") for investment for such Discharging Creditor's own account, not on behalf of others and not with a view to resell or otherwise distribute such stock in a transaction that would be in violation of the securities laws of the United States or any state thereof.

         2.6 Absence of Registration. Such Discharging Creditor (if a Securities Recipient) acknowledges that the Applicable Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available and, as a result, such Discharging Creditor must bear the risk of an investment in the Applicable Securities for an indefinite period of time.

         2.7 Investor Status. Such Discharging Creditor, if a Securities Recipient, represents and warrants that all information regarding such Discharging Creditor's financial condition and such Discharging Creditor's knowledge and experience in investment and business matters provided to Buyer by such Discharging Creditor on the Investor Questionnaire completed and executed by such Discharging Creditor, is true, correct and complete in all material respects. The financial condition of such Discharging Creditor (if a Securities Recipient) is currently adequate to bear the substantial economic risk of an investment in the Applicable Securities. Such Discharging Creditor (in conjunction with a "purchaser representative" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), if applicable), if a Securities Recipient, has sufficient knowledge and experience in investment and business matters to understand the economic risks of such an investment and the risks involved in a commercial enterprise such as Buyer.

         2.8 No General Solicitation; State of Residence. Such Discharging Creditor (if a Securities Recipient) acknowledges that (a) neither Buyer nor any person acting on its behalf has offered or sold any of the Applicable Securities by means of any form of general solicitation or general advertising; and (b) none of the Applicable Securities were offered or sold to such Discharging Creditor by means of publicly disseminated advertisements or sales literature. Such Discharging Creditor (if a Securities Recipient), if an individual, is a bona fide resident of the State set forth below such Discharging Creditor's signature hereto, and if other than individual, maintains


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its principal place of business in the State set forth below such Discharging
Creditor's signature hereto, and all communications and information, written or oral, concerning the Applicable Securities and this Agreement have been directed to such Discharging Creditor and have been received by such Discharging Creditor in such State.

         2.9 Access to Information. Such Discharging Creditor (if a Securities Recipient) has received and carefully read Buyer's Proxy Statement dated January 13, 2003, Buyer's most recent Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002, Buyer's Quarterly Report on Form 10-QSB for the quarter ended November 30, 2002, Buyer's Quarterly Report on Form 10-QSB for the quarter ended February 28, 2003, Buyer's Current Report on Form 8-K dated February 5, 2003 (as amended) and Buyer's Current Report on Form 8-K dated April 3, 2003 (as amended), each filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), as amended. Such Discharging Creditor (if a Securities Recipient) acknowledges that (a) Buyer has informed such Discharging Creditor that, on April 3, 2003, Buyer acquired all of the capital stock of U.S. Convergion, Inc. ("Convergion") pursuant to the terms of that certain Stock Purchase Agreement dated April 3, 2003, by and among Buyer and the shareholders of Convergion named therein (the "Convergion Purchase Agreement"); (b) the Convergion Purchase Agreement and the schedules and exhibits thereto contain material, non-public information regarding Buyer and Convergion; and (c) such Discharging Creditor has received and had an opportunity to carefully review a copy of the Convergion Purchase Agreement and the schedules and exhibits thereto. Such Discharging Creditor (if a Securities Recipient) acknowledges that the Form 8-K dated April 3, 2003 (as amended) filed by Buyer with the SEC does not include financial statements of Convergion as an acquired business as required by the terms of Form 8-K, since preparation of those financial statements has not yet been completed. Such Discharging Creditor (if a Securities Recipient) has had the opportunity to ask questions of, and receive answers from, officers of Buyer concerning Buyer, its subsidiaries (including, without limitation Convergion), its business (including, without limitation, that portion of its business conducted through Convergion) and the Applicable Securities and to obtain any additional information which such Discharging Creditor reasonably requested. Such Discharging Creditor (if a Securities Recipient) understands that Buyer will rely upon the statements made by such Discharging Creditor in this Article III for purposes of establishing and relying upon an exemption from the registration requirements of the Securities Act for the issuance of the Consideration Shares and the Consideration Warrants.

         2.10 Professional Services Creditors. If such Discharging Creditor is a Professional Services Creditor, such Professional Services Creditor represents and warrants that the Professional Services Obligation owed to such Professional Services Creditor, which is being paid in full pursuant to this Agreement, represents an amount owed by Seller for services rendered to Seller by such Professional Services Creditor in connection with the negotiation and consummation of the transactions contemplated by the Purchase Agreement and does not represent any amount owed for services rendered in connection with any other transaction or matter.

                                  ARTICLE III

                    Representations and Warranties of Buyer

         As an inducement to the Discharging Creditors to enter into this Agreement and to consummate the transactions contemplated hereby, and with the knowledge that the Discharging Creditors shall rely


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thereon, Buyer hereby represents and warrants to the Discharging Creditors the following (as of the date hereof and as of the Closing):

         3.1 Corporate Status and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority under its certificate of incorporation and by-laws to own and lease its properties and to conduct its business as the same exists at the date hereof.

         3.2 Authorization. Buyer has full corporate power and authority under its certificate of incorporation and by-laws and has taken, or as of the Closing will have taken, all necessary corporate action to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms.

         3.3 Non-Contravention. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby does or will violate, conflict with, result in a breach of any material provision of, constitute a default under, result in the termination of or permit any third party to terminate (with or without notice, lapse of time or pursuant to any legal or equitable principle) or accelerate the performance required on the part of Buyer by the terms of, or accelerate the maturity of or require the prepayment of any indebtedness of Buyer under, any judgment, order, decree or material agreement or instrument to or by which Buyer or any of its assets is subject or bound.

         3.4 Capitalization; Validity of Consideration Shares. The capital structure of Buyer as set forth on Schedule 3.4 annexed hereto accurately reflects the capital structure of Buyer as of the date of this Agreement. All of the Consideration Shares will be, at the time of issuance and delivery, duly authorized, validly issued, fully paid and non-assessable.

                                  ARTICLE IV

                                   Covenants

         4.1 Pre-Closing Covenant. From the date hereof to the Closing Date, each Discharging Creditor shall use his, her or its best efforts to cause Seller to perform and satisfy each covenant of Seller contained in the Purchase Agreement that is to be performed at or prior to the Closing and each condition precedent to the Buyer's obligation to consummate the transactions contemplated therein.

         4.2 Exclusive Dealing. During the period beginning on the date hereof and ending on July ___, 2003 (the "Exclusivity Period"), the Discharging Creditors shall refrain, and shall cause each of their respective representatives, directors, officers, stockholders, agents or affiliates to refrain, from (i) entertaining or discussing a possible sale, merger, recapitalization or other disposition of Seller, any capital stock or assets of Seller or any interest therein with any other party or provide any information to any other party in connection therewith, or (ii) disclose to any other party the contents of this Agreement or the details of the transactions proposed herein.

         4.3 Further Assurances; Post-Closing Covenant. Each of the Discharging Creditors covenants and agrees that from and after the Closing each will execute, deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time at the request of Buyer and


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without further consideration, all such further instruments and take all such further action as may be reasonably necessary or appropriate to transfer more effectively to Buyer, or to perfect or record Buyer's title to or interest in or to enable Buyer to use, the Purchased Assets, or otherwise to confirm or carry out the provisions and intent of this Agreement and the Purchase Agreement. From and after the Closing, each Discharging Creditor shall use his, her or its best efforts to cause Seller to perform or respect, each covenant of Seller contained in the Purchase Agreement.

         4.4 Covenant of Cash Recipients. Each Cash Recipient hereby covenants and agrees that, from the date hereof until the Cash Payment Closing, such Cash Recipient shall not sell, transfer, convey, pledge, hypothecate or grant a security interest in the Bridge Note Indebtedness owed to such Cash Recipient, or any interest therein. Each Cash Recipient further agrees that, for a period of ninety (90) days following the date hereof, such Cash Recipient shall not exercise, and shall cause its agents to refrain from exercising, any remedies such Cash Recipient (or such agents) may have for a default under the Bridge Notes, the Security Agreement or any other documents relating to the Bridge Note Indebtedness owed to such Cash Recipient.

                                   ARTICLE V

   Conditions Precedent to the Obligation of Buyer to Consummate Transactions

         The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject, at Buyer's option, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Buyer only in writing:

         5.1 Representations and Covenants. The representations and warranties of each Discharging Creditor contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Each Discharging Creditor shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by such Discharging Creditor on or prior to the Closing Date. At the Closing, the Discharging Creditors shall have delivered to Buyer a certificate to such effect.

         5.2 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened against by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages or a discovery order in connection with such transactions. At the Closing, the Discharging Creditors shall have delivered to Buyer a certificate to such effect.

         5.3 Closing of the Purchase Agreement. Each of the conditions precedent to Buyer's obligation to consummate the transactions contemplated by the Purchase Agreement shall have been satisfied and such transactions shall have been consummated in accordance with the terms of the Purchase Agreement.

         5.4 Conditions to Cash Payment Closing. In addition to the foregoing, the obligation of Buyer to make the payments provided for under
Section 1.2(c) above is subject, at Buyer's option, to the fulfillment on or prior to the Cash Payment Closing of the following conditions, any one or more of which may be waived by Buyer only in writing:


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
                  (a) The representations and warranties of each Cash Recipient contained in this Agreement shall be true on and as of the Cash Payment Closing with the same force and effect as though made on and as of the date of the Cash Payment Closing. Each Cash Recipient shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by such Cash Recipient at or before the Cash Payment Closing. At the Cash Payment Closing, the Discharging Creditors shall have delivered to Buyer a certificate to such effect.

                  (b) No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened against by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages or a discovery order in connection with such transactions.

                                  ARTICLE VI

          Survival of Representations and Warranties; Indemnification

         6.1 Survival of Representations and Warranties. The representations and warranties of any party hereto set forth in this Agreement shall survive the Closing for a period of one (1) year. Any claim any party makes against another in writing prior to the expiration of such two-year period shall survive the expiration of such period and the party asserting the claim shall have the right to pursue the same in accordance with the applicable indemnification provisions provided for in this Agreement. This Article VI shall provide the sole and exclusive remedy for any and all damages, claims, losses, liabilities or expenses arising out of or relating to this Agreement or the transactions contemplated herein provided, however, the provisions of this
Section 6.1 shall not in any manner diminish, restrict or otherwise limit any party's right to obtain either (i) a remedy in addition to the indemnification provided for in this Article VI, with respect to any breach or violation or failure to fully perform, any covenant, agreement, undertaking or obligation of any party set forth in this Agreement based on or arising out of fraud, fraudulent inducement or intentional misrepresentation, or (ii) injunctive or other provisional relief as necessary or appropriate.

         6.2 Joint and Several Indemnity Agreement of the Senior Debt Holders. The Discharging Creditors shall, jointly and severally, defend, indemnify and hold harmless Buyer and its directors, officers, employees, agents, affiliates, successors and assigns (the "Buyer Indemnified Parties") from and against any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment) ("Losses") suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to:

                  (a) any breach of any representation or warranty on the part of Seller contained in the Purchase Agreement or any misrepresentation in or omission on the part of Seller contained in any certificate furnished or to be furnished to Buyer by Seller pursuant to the Purchase Agreement;

                  (b) any breach or non-fulfillment on the part of Seller of any covenant contained in the Purchase Agreement;

                  (c) any failure of Seller to convey to Buyer good and marketable title to the Purchased Assets, free and clear of all Liens;


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                  (d)      Seller's failure to timely satisfy, perform or
discharge any liability or obligation of Seller that is not an Assumed Liability under the Purchase Agreement; or

                  (e) any claims with respect to brokers' or finders' fees due with respect to the transactions contemplated in the Purchase Agreement and alleged to arise from any contract entered into by Seller.

         6.3 Individual Indemnity Agreement of Each Discharging Creditor. Each Discharging Creditor shall, defend, indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to:

                  (a) any breach of any representation or warranty or non-fulfillment of any covenant or agreement on the part of such Discharging Creditor contained in this Agreement, or any misrepresentation in or omission from or non-fulfillment of any covenant on the part of such Discharging Creditor contained in any certificate furnished or to be furnished to Buyer by such Discharging Creditor pursuant to this Agreement; or

                  (b) any claims with respect to brokers' or finders' fees due with respect to the transactions contemplated herein or in the Purchase Agreement and alleged to arise from any contract entered into by such Discharging Creditor.

         6.4 Buyer's Indemnity Agreement. Buyer shall, defend, indemnify and hold harmless the Discharging Creditors from and against any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to:

                  (a) any breach of any representation or warranty or non-fulfillment of any covenant or agreement on the part of Buyer contained in this Agreement, or any misrepresentation in or omission from or non-fulfillment of any covenant on the part of Buyer contained in any certificate furnished or to be furnished to the Discharging Creditors by Buyer pursuant to this Agreement; or

                  (b) any claims with respect to brokers' or finders' fees due with respect to the transactions contemplated herein or in the Purchase Agreement and alleged to arise from any contract entered into by Buyer.

         6.5      Indemnification Procedure.

                  (a) With respect to any claim for indemnification under this Agreement, the party seeking indemnification (the "Indemnitee") shall promptly notify the indemnifying party hereunder (the "Indemnitor") in writing of any damage, claim, loss, liability or expense or other matter which the Indemnitee has determined has given or could give rise to a claim for which indemnification rights are granted hereunder (such written notice referred to as the "Notice of Claim"). The Notice of Claim shall specify, in reasonable detail, the nature and estimated amount of any such claim giving rise to a right of indemnification, to the extent the same can reasonably be estimated. Any failure on the part of an Indemnitee to give timely notice to the Indemnitor of a claim shall not affect the right of the Indemnitee to obtain indemnification from the Indemnitor with respect to such claim unless the Indemnitor is actually harmed by such failure to notify, and then only to the extent of such actual harm.

                  (b) With respect to any matter set forth in a Notice of Claim relating to a third party claim, the Indemnitor shall defend, in good faith and at its expense, any such claim or demand, and the Indemnitee, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the Indemnitor is defending any such third party claim in good faith, the Indemnitee shall not settle or compromise such third party claim. The Indemnitee shall make available to the Indemnitor or its representatives all records and other materials reasonably required by them for use in contesting any third party claim and shall cooperate fully with the Indemnitor in the defense of all such claims. If the Indemnitor does not defend any such third party claim or if the Indemnitor does not provide the Indemnitee with prompt and reasonable assurances that the Indemnitor will satisfy the third party claim, the Indemnitee may, at its option, elect to defend any such third party claim, at the Indemnitor's expense. An Indemnitor may not settle or compromise any claim without obtaining a full and unconditional release of the Indemnitee, unless the Indemnitee consents in writing to such settlement or compromise. Notwithstanding the foregoing, if there is a reasonable probability that a third party claim for which Buyer has indemnification rights against any Discharging Creditor hereunder will materially and adversely affect Buyer other than as a result of money damages or other payments, Buyer shall be entitled to conduct the defense of such claim at the expense of such Discharging Creditor.

         6.6      Limits on Indemnification.

                  (a) Following the Closing, the aggregate indemnification obligation of each Securities Recipient under Sections 6.2 and 6.3 shall be limited to the greater of (i) the aggregate value, as of the Closing Date, of the Consideration Shares and Consideration Warrants received by such Discharging Creditor pursuant to Section 1.2 above; or (ii) the aggregate value of such Consideration Shares and Consideration Warrants as of the date the first claim for indemnification is made by Buyer against such Discharging Creditor (the "Indemnity Value"). For purposes of this Article VI, (A) the value of each Consideration Share shall be equal to the average closing price of a share of Buyer Common Stock as quoted on the OTC Bulletin Board (or as reported on such exchange or quotation system on which shares of Buyer Common Stock are then traded) over the five trading days immediately preceding the date of determination (provided that, if shares of Buyer Common Stock are not then quoted or reported on any such exchange or quotation system, then such value shall be determined by the arbitrator appointed pursuant to Section 9.11 below), and (B) the value of each Consideration Warrant shall be equal to the amount by which the value of the shares of Buyer Common Stock underlying such Consideration Warrant (at the price determined under clause (A) above) exceeds the exercise price that would be payable if such Consideration Warrant were exercised on the date of determination. Following the Closing, the aggregate indemnification obligation of each Cash Recipient under Sections 6.2 and 6.3 shall be limited to the amount received by such Cash Recipient pursuant to
Section 1.2(c) above. The aggregate indemnification obligation of Buyer under
Section 6.4 shall be limited to an amount equal to $500,000, minus the aggregate amount Buyer has previously paid in satisfaction of its indemnification obligations contained in the Purchase Agreement.

                  (b) Notwithstanding the foregoing, the limitations set forth in this Section 6.6 shall not apply to fraudulent misrepresentations or intentional misconduct.

                  (c) In the event any payment of the indemnity obligations of the Securities Recipients set forth in Sections 6.2 and 6.3 is required to be made, the Securities Recipients may satisfy such indemnity obligation by the delivery to Buyer of shares of Buyer Common Stock acquired by them pursuant to this Agreement or pursuant to the Consideration Warrants, which shares, for such purpose, shall be valued at the Indemnity Value thereof. Such delivery shall be accomplished, if at all, by delivery of original stock certificates and appropriate stock transfer powers executed in blank with Medallion signature guarantees, and otherwise in a form acceptable to Buyer's then current transfer agent. The number of shares of Buyer Common Stock any Securities Recipient may use to satisfy such indemnity obligations shall not exceed the number of shares of Buyer Common Stock acquired by such Securities Recipient pursuant to this Agreement or pursuant to the Consideration Warrants, minus the number of shares of Buyer Common Stock sold by such Securities Recipient following the date of this Agreement. In addition, the Securities Recipient may satisfy such indemnity obligation by surrendering to Buyer Consideration Warrants for cancellation with respect to all or a portion of the shares of Buyer Common Stock issuable thereunder. Upon such cancellation, the Securities Recipients shall be entitled to a credit against such indemnity obligation in an amount equal to the Indemnity Value of the shares with respect to which such Consideration Warrants are cancelled, less the aggregate exercise price that would be payable with respect to such shares if such Consideration Warrants were exercised with respect with respect to such shares on the date as of the date used to determine the Indemnity Value. It is understood and agreed that, if any Securities Recipient surrenders to Buyer for cancellation in accordance with this subsection (c) all of the Consideration Shares and all of the Consideration Warrants received by such Securities Recipient pursuant to this Agreement, such Securities Recipient shall have no further liability pursuant to this Article VI.

                                  ARTICLE VII

                         Covenants Against Competition

         7.1 Restrictive Covenants. To induce Buyer to enter into this Agreement and consummate the transactions contemplated hereby, each Discharging Creditor covenants and agrees with Buyer that, if the transactions contemplated hereby are closed, each will not for a period of three (3) years following the Closing Date:

                  (a) Within the Territory (as hereinafter defined), engage in any Competitive Activity (as hereinafter defined); or

                  (b) Directly or indirectly solicit the employment of, or encourage to leave the employment of Buyer or any of its affiliates, any employee of Buyer or any of its affiliates who was an employee of Seller immediately prior to the Closing.

         7.2 Nondisclosure of Confidential Information. To induce Buyer to enter into this Agreement and consummate the transactions contemplated hereby, each Discharging Creditor covenants and agrees with Buyer that, if the transactions contemplated herein are closed, such Discharging Creditor will not disclose or use or otherwise exploit for his, her or its own benefit or for the benefit of any other person or entity any Confidential Information (as hereinafter defined). The covenant contained in this Section 7.2 shall survive for a period of five (5) years following the Closing Date; provided, however, that with respect to those items of Confidential Information which constitute trade secrets under applicable law, the obligations of confidentiality and nondisclosure as set forth in this Section 7.2 shall continue to survive after said five (5) year period to the greatest extent permitted by applicable law. These rights of Buyer are in addition to those rights Buyer has under the common law or applicable statutes for the protection of trade secrets.

         7.3 Remedies. The Discharging Creditors acknowledge that irreparable loss and injury would result to Buyer upon any breach of any of the covenants contained in Section 7.1 or Section 7.2 and that damages arising out of such breach would be difficult to ascertain. The Discharging Creditors agree that, in addition to all the remedies provided at law or at equity, Buyer may petition and obtain, without bond, from a court of law or equity both temporary and permanent injunctive relief to prevent a breach by any of the Discharging Creditors of any such covenant.

         7.4 Blue-Penciling. If any court determines that any one or more of the restrictive covenants contained in Section 7.1 or 7.2, or any part thereof, is unenforceable because of the duration of such provision or the territory or activities covered thereby, such court shall have the power to reduce the duration or the territory or prohibited activities of such provision, and, in its reduced form, such provisions shall then be enforceable and shall be enforced.

         7.5 Definitions. For purposes of this Article VII the following terms shall have the meanings set forth below:

                  (a) The term "Confidential Information" shall mean and include all information, data and know-how of Seller which is purchased and transferred to Buyer pursuant to the terms of the Purchase Agreement or relates to the Business (as defined in the Purchase Agreement) including without limitation, administrative procedures, sales or marketing programs or techniques, payment plans, existing or new products of the business purchased by Buyer from Seller under the Purchase Agreement, unpublished list of current or prospective customers, information relating to the solicitation of customers for the Business purchased by Buyer, pricing, quotations, manufacturing techniques, software (source or object code), diagrams, mask works, or know-how and any other information (whether or not constituting a trade secret) not generally known by businesses competitive with the Business which has value to Buyer in its operation of the Business. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by Buyer (except where such public disclosure has been made without authorization), or that has been independently developed and disclosed by others, or that otherwise enters the public domain by means other than by breach of this Agreement by the Discharging Creditors or their respective affiliates or by breach of the Purchase Agreement by Seller.

                  (b) The term "Competitive Activity" shall mean and include any activity in which a Senior Debt Holder directly or indirectly owns, manages, operates, controls, is employed by (either as an employee or an independent contractor) or participates in the ownership, management, operation or control, of any business (other than the business of Buyer or its successors or assigns) that is competitive with the Business as conducted by Seller at any time during two-year period ending on the Closing Date.

                  (c) The term "Territory" shall mean and include all geographic areas located in the following states: Texas, California, Georgia, North Carolina, Louisiana, Arkansas and Florida.

                                 ARTICLE VIII

                                  Termination

         8.1 Termination. This Agreement will terminate automatically upon any termination of the Purchase Agreement, unless earlier terminated by written agreement of the parties hereto.

         8.2 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1 above, then except as otherwise provided herein, all further obligations of the parties under or pursuant to this Agreement shall immediately terminate without further liability of any party to the others; provided, however, that (i) nothing in this Section 8.2 shall relieve the liability or obligations hereunder of any party (the "Defaulting Party") to the other party or parties (each, a "Non-Defaulting Party") on account of a breach by the Defaulting Party of any covenant, agreement, representation or warranty of the Defaulting Party contained herein; and (ii) the provisions of Section
9.1 (relating to publicity) and Section 9.4 (relating to expenses) shall survive any such termination.

                                  ARTICLE IX

                                 Miscellaneous

         9.1 Publicity. Except as otherwise required by law (including compliance with applicable bulk transfer laws), no Discharging Creditor shall issue any press release or make any other public statement prior to Closing, in each case relating to, or in connection with, or arising out of this Agreement, the Purchase Agreement, or the matters contained herein or therein, without obtaining the prior written approval of Buyer as to the contents and manner of presentation and publication thereof. Anything in this Agreement to the contrary notwithstanding, each of the Discharging Creditors may, at any time after the execution and delivery hereof or the public announcement of the transactions contemplated hereby, disclose to any and all persons without limitation of any kind the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment or tax structure; provided, however, that any such information relating to the tax treatment or tax structure shall be kept confidential to the extent necessary to comply with any and all federal or state securities laws that may be applicable to Buyer. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transactions contemplated hereby and does not include information relating to the identity of the parties.

         9.2 Knowledge. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge, information and belief of an individual, such individual confirms that he or she has made due and diligent inquiry as to the matters that are the subject of such representations and warranties. As used in this Agreement, the terms "knowledge", "information" and "belief", with respect to an entity or organization, means the actual knowledge, information or belief, as the case may be, after due inquiry of each of its officers, directors, managers, shareholders, partners and members.

         9.3 Defined Terms; Gender. Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings given to such terms in the Purchase Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         9.4 Expenses. Except as otherwise specifically provided herein, Buyer and the Discharging Creditors shall pay their own respective expenses, including the fees and disbursements of their respective counsel in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

         9.5 Entire Agreement. This Agreement, including all schedules and exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be modified, amended or terminated (other than pursuant to Section 8.1 above) except by a written instrument specifically referring to this Agreement signed by the party to be so bound by such modification, amendment or termination.

         9.6 Waivers and Consents. All waivers and consents given hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

         9.7 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  If to Buyer, to:

                  Market Central, Inc.
                  3109 Crossing Park Road
                  Norcross, GA 30071
                  Facsimile:  (770) 840-2071
                  Attention:  Glen H. Hammer, Chairman

                  With a copy in like manner (which shall not constitute notice) to:

                  Smith, Gambrell & Russell, LLP
                  1230 Peachtree Street, N.E.
                  Suite 3100, Promenade II
                  Atlanta, Georgia  30309-3592
                  Facsimile:  (404) 685-6832
                  Attention:  A. Jay Schwartz, Esq.

                  If to any Discharging Creditor, to the address or facsimile number (if any) set forth below his signature to this Agreement.

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (c) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         9.8 Rights of Third Parties. All conditions of the obligations of the parties hereto, and all undertakings herein, are solely and exclusively for the benefit of the parties hereto and their successors and assigns, and no other person or entity shall have standing to require satisfaction of such conditions or to enforce such undertakings in accordance with their terms, or be entitled to assume that any party hereto will refuse to consummate the purchase and sale contemplated hereby in the absence of strict compliance with any or all thereof, and no other person or entity shall, under any circumstances, be deemed a beneficiary of such conditions or undertakings, any or all of which may be freely waived in whole or in part, by mutual consent of the parties hereto at any time, if in their sole discretion they deem it desirable to do so.

         9.9 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.10 Governing Law. Except as expressly provided below, the interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of Georgia; provided, however, that the parties acknowledge that O.C.G.A. ss. 11-6-101, et seq., shall not apply with respect to any of the Purchased Assets not located in the State of Georgia on the Closing Date. Notwithstanding the foregoing, the interpretation and construction of the non-competition and confidentiality covenants of the Discharging Creditors set forth in Article VII above shall be governed by the internal laws of the State of Texas.

         9.11     Arbitration.

                  (a) Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration to be held at the office of the American Arbitration Association ("AAA") in Atlanta, Georgia, U. S. A. The arbitration shall be conducted in accordance with the United States Arbitration Act (9 U.S.C. ss. 1 et seq.) and the AAA Commercial Arbitration Rules then in effect; provided, however, that the parties agree that any arbitration shall be conducted under AAA's expedited procedures then in effect, regardless of the amount in controversy. Each party may be represented by counsel in such arbitration proceeding. AAA shall select one (1) neutral arbitrator to conduct such arbitration proceeding. The parties agree to request the arbitrator to render a written decision within three (3) months of the request for arbitration or within two (2) months after appointment of the arbitrator, whichever is earlier. To the extent permitted under applicable law, such award shall be final and binding upon both parties. Any costs, fees or expenses incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. Judgment upon an award rendered by the arbitrator may be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the law of such jurisdiction may require or allow. The costs and expenses of the arbitration proceedings, including attorney's fees, shall be borne by the losing party to the arbitration or, at the discretion of the arbitrator, may be allocated among the parties to properly reflect any partial prevailing or losing of the parties to the arbitration, as determined by the arbitrator.

                  (b) Notwithstanding subsection (a) above to the contrary, any party may seek temporary or preliminary injunctive relief against the other party in any court of proper jurisdiction, pending the outcome of any arbitration proceeding.

         9.12 Parties in Interest. Buyer may transfer and assign this Agreement and its rights hereunder without the consent of any Discharging Creditor. Except as expressly stated above, this Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law or with the written consent of the other parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         9.13 Counterparts. This Agreement may be executed in two or more counterparts, any of which may be executed and delivered by facsimile, all of which taken together shall constitute one instrument.

         9.14 Time of the Essence. Time shall be of the essence with respect to the performance of any obligation or duty hereunder.

         9.15 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.


                      [Signatures begin on following page]

         IN WITNESS WHEREOF, the parties have executed this Agreement, under seal, as of the date first above written.


                                        "BUYER"

                                        MARKET CENTRAL, INC.


                                        By: /s/ Glen H. Hammer
                                           ------------------------------------
                                        Name:  Glen H. Hammer
                                        Title:  Chairman


                                        Attest:
                                                    Secretary

                                                          [CORPORATE SEAL]

                                        "DISCHARGING CREDITORS"

                                        ODYSSEY CAPITAL, LLC

                                        By:                              (SEAL)
                                           ------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                Fax:
                                                    ---------------------------


                                                                         (SEAL)
                                        ---------------------------------
                                        EDWARD C. GAIENNIE

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                Fax:
                                                    ---------------------------


                    [Signatures continue on following page]

                                        /s/ Paul Odom                    (SEAL)
                                        ---------------------------------
                                        PAUL ODOM

                                        Address:        17023 Evergreen Elm Way
                                                        Houston, TX 77059
                                                 Fax:   281-488-6813


                                        /s/ J. David Cabello             (SEAL)
                                        ---------------------------------
                                        J. DAVID CABELLO

                                        Address:          20333 S.H. 249
                                                          Suite 600
                                                          Houston, TX
                                                 Fax:     832-446-2410


                                        /s/ Stuart Schube                (SEAL)
                                        ---------------------------------
                                        STUART SCHUBE

                                        Address:          6324 Rutgen
                                                          Houston, TX 77005
                                                 Fax:     713-666-8883


                                        THE MENIKOFF FAMILY PARTNERSHIP


                                        By:  /s/ Peter Menikoff          (SEAL)
                                           ------------------------------
                                        Name:  Peter Menikoff
                                        Title:   General Partner
                                        Address:       3 Willowilk Circle
                                                       Houston, TX 77024
                                                 Fax:  713-977-5739


                    [Signatures continue on following page]

                                        /s/ John J. Barry III            (SEAL)
                                        ---------------------------------
                                        JOHN J. BARRY III

                                        Address:     5492 Cedar Creek Drive
                                                     Houston, TX 77056
                                                     Fax:
                                                          ---------------------


                                        /s/ R. Douglas Parker            (SEAL)
                                        ---------------------------------
                                        R. DOUGLAS PARKER

                                        Address:     17007 Copper Shore Drive
                                                     Houston, TX 77095
                                                     Fax: 281-856-0329


                                        /s/ Eddy J. Rogers, Jr.          (SEAL)
                                        ---------------------------------
                                        EDDY J. ROGERS, JR.

                                        Address:     503 W. Forest Drive
                                                     Houston, TX 77079
                                                     Fax: 713-238-7419


                                        /s/ Eddy J. Rogers               (SEAL)
                                        ---------------------------------
                                        EDDY J. ROGERS, as agent for Andrews
                                        and Kurth, L.L.P

                                        Address:     600 Travis, Suite 4200
                                                     Houston, TX
                                                     Fax: 713-238-7419


                    [Signatures continue on following page]

                                        THE GUNTHER 1993 FAMILY TRUST


                                        By:  /s/ Don J. Gunther          (SEAL)
                                           ------------------------------
                                        By:  /s/ Rosemary T. Gunther     (SEAL)
                                           ------------------------------
                                        Name:  Don J. Gunther
                                               Rosemary T. Gunther
                                        Title: Trustee

                                        Address:   8665 Bay Colony Drive, #2204
                                                   Naples, FL 34108
                                              Fax: 239-596-0889

                                        WALLACE TECHNOLOGIES, LTD


                                        By: /s/ Sidney Wallace           (SEAL)
                                           ------------------------------
                                        Name:  Sidney Wallace
                                        Title: General Partner

                                        Address:     5124 Braeburn Drive
                                                     Bellaire, TX 77401-4902
                                                     Fax:
                                                         ----------------------


                                        /s/ Coe F. Miles                 (SEAL)
                                        ---------------------------------
                                        COE F. MILES, J.D., PH.D.

                                        Address:     11810 Mighty Redwood Drive
                                                     Houston, TX 77059
                                                     Fax: 281-488-4597

                                                                         (SEAL)
                                        ---------------------------------
                                        SUBRAMANIAN AKILESWAR

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                Fax:
                                                    ---------------------------


                                                                         (SEAL)
                                        ---------------------------------
                                        ROBIE CHILDERS

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                Fax:
                                                    ---------------------------


                                                                         (SEAL)
                                        ---------------------------------
                                        DENNIS KOTLAR

                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                Fax:
                                                    ---------------------------


                              [End of Signatures]


                                      18